Exhibit 10.17

                  AMENDED, RESTATED AND CONSOLIDATED ASSIGNMENT
                             OF SUBLEASES AND RENTS

      THIS AGREEMENT is made as of the 14th day of March, 2002 by and between
(i) BALANCED CARE TENANT (MT), INC., a Delaware corporation, having its principal address at 1215 Manor Drive, Mechanicsburg, Pennsylvania 17055 (the "Assignor"); and (ii) MEDITRUST ACQUISITION COMPANY II LLC, a Delaware limited liability company having its principal address at 197 First Avenue, Needham Heights, Massachusetts 02494 (the "Assignee").

                               W I T N E S S E T H

      WHEREAS, the Assignee is the holder of the landlord's interest under those certain twelve (12) Facility Lease Agreements more particularly described in EXHIBIT A attached hereto (collectively, the "Existing Leases");

      WHEREAS, the Assignor, Affiliates of the Assignor, the Assignee and La Quinta TRS, Inc. are parties to that certain Option, Settlement and Release Agreement dated February 6, 2002 (the "Option Agreement"), pursuant to which, among other things, (i) the Assignor and the Assignee agreed to amend, restate and consolidate the Existing Leases pursuant to that certain Master Facility Lease Agreement of even date herewith to be executed simultaneously herewith by and between the Assignee and the Assignor (the "Lease"), pursuant to which, the real property more particularly described in EXHIBITS B-1 through B-12 attached hereto and incorporated herein by reference (collectively, the "Land") and all of the improvements now or hereafter situated thereon (the Land and all such improvements are hereinafter collectively referred to as the "Leased Property") shall be leased by the Assignor and (ii) the Assignor agreed to execute and deliver this Agreement as additional security for the Obligations (as defined under the Lease);

      WHEREAS, all of the Third Party Lessees (as defined under the Option Agreement) have been merged into the Assignor with the Assignor being the surviving entity (collectively, the "Mergers");

      WHEREAS, pursuant to the Option Agreement, Balanced Care at Stafford, Inc. (the "Potomac Point Lessee") has assigned all of its interest under the Potomac Point Lease Documents (as defined in the Option Agreement) to the Lessee and the Lessee has assumed the Potomac Point Lessee's obligations under the Potomac Point Lease Documents (the "Potomac Point Assignment");

      WHEREAS, as a consequence of the Mergers and the Potomac Point Assignment, the Assignor is the holder of the tenant's interest under the Existing Leases and is party to and bound by the assignments listed on EXHIBIT C attached hereto (collectively, the "Existing Assignments of Subleases and Rents"), which Existing Assignments of Subleases and Rents provide additional security for the Assignor's obligations under the Existing Leases; and

      WHEREAS, in connection with the amendment, restatement and consolidation of the Existing Leases, the Assignor and the Assignee have agreed that the Existing Assignments of Subleases and Rents be amended, restated and consolidated;

      NOW, THEREFORE, in consideration of the mutual covenants hereinafter contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, which consideration includes (a) the Assignee's agreement to enter into the Option Agreement and grant the Option Right (as defined under the Option Agreement) to the Buyer, (b) the Assignee's agreement to the "IPC/BCC Release" and the "BCC Release" (as such terms are defined under the Option Agreement) and (c) the Assignee's agreement, notwithstanding the Existing Defaults (as defined under the Option Agreement), to consent to the Stock Transfers (as defined under the Option Agreement), the parties hereto agree to amend and restate the Existing Assignments of Subleases and Rents in their entirety and to that end agree that this Amended, Restated and Consolidated Assignment of Subleases and Rents shall be deemed effective as of the date hereof, shall supersede the Existing Assignment of Leases and Rents in their entirety and shall be referred to herein as the "Assignment". The parties hereto further agree as follows:

      1. Defined Terms. Capitalized terms used herein and not otherwise specifically defined herein shall have the same meanings ascribed to such terms in the Lease. A copy of the Lease is on file at the Office of the Assignee.

      2. Assignment of Subleases and Rents. The Assignor hereby presently and irrevocably assigns and transfers to the Assignee all of the Assignor's right, title, and interest in and to all Rents (as defined below) and all subleases, license agreements, concession agreements, tenancy at will agreements, room rentals and rentals of other facilities of all or any portion of the Leased Property and all other occupancy agreements of every kind and nature, whether oral or in writing, now in existence or subsequently entered into by the Assignor, encumbering or affecting all or any portion of the Leased Property (hereinafter collectively referred to as the "Subleases"), including, but not limited to, all Residence Agreements and the Subleases listed on EXHIBIT D attached hereto and incorporated herein by reference (hereinafter referred to as the "Schedule of Subleases"), together with all extensions, renewals, modifications and replacements thereof, and together with any and all guaranties (hereinafter collectively referred to as the "Guaranties") of the obligations of the sublessees, licensees, concessionaires and occupants (hereinafter collectively referred to as the "Sublessees"), under all of the Subleases.

      3. Assignment Absolute. This Assignment shall be a present, absolute and unconditional assignment, and immediately upon the execution and delivery hereof, this Assignment shall give the Assignee the right to collect all rents, revenues, royalties, issues, profits, insurance proceeds, condemnation awards, license fees, concession fees and all other income and security of every kind and nature due by virtue of the Subleases and the Guaranties (hereinafter collectively referred to as the "Rents").

      4. Assignment of Security Deposit. If any of the Subleases provides for a security deposit to be paid by any Sublessee to the Assignor, the Assignor hereby assigns its right, title and interest in and to such security deposit to the Assignee. Notwithstanding the foregoing, the Assignor shall have the right to retain such security deposits as long as no Lease Default has occurred and the Assignee shall not be obligated to any Sublessee to account for any such security deposit unless and until the Assignee obtains actual possession or control of such security deposit after a Lease Default.

      5. License to Collect. The Assignee hereby grants to the Assignor a license to collect the Rents as such Rents respectively become due and to enforce the Subleases and the Guaranties, so long as no Lease Default exists. The Assignor shall hold the Rents, or such portion of the Rents as is sufficient to discharge all sums currently due under the Lease Documents, in trust for use in satisfaction of the Obligations. The Assignor hereby irrevocably authorizes and directs each of the Sublessees under the Subleases and the guarantors under the Guaranties, upon receipt of a written notice from the Assignee so demanding, to pay all Rents due or which become due under the Subleases or the Guaranties to the Assignee and to continue to do so until otherwise notified by the Assignee. Neither the Sublessees, nor any of the guarantors under the Guaranties shall have any obligation to determine whether or not a Lease Default does in fact exist.

      Notwithstanding anything contained herein to the contrary, the Assignor agrees that the Assignee, and not the Assignor, shall be and is deemed to be the creditor of each Sublessee under each Sublease and each guarantor under each Guaranty with respect to any and all of the Rents which may be payable by any Sublessee under any Sublease and by any guarantor under any of the Guaranties on account of a default by the Sublessee under such Sublease, including, without limitation, any damages or further rentals payable by such Sublessee or such guarantor on account of or after such default, and in respect of all assignments for the benefit of creditors and bankruptcy, reorganization, insolvency, dissolution or receivership proceedings affecting any Sublessee under any Sublease or any guarantor under any of the Guaranties (without any obligation on the part of the Assignee, however, to file or make timely filings of claims in such proceedings or otherwise to pursue creditor's rights thereon), and the Assignee shall have the option to apply any money received or receivable by the Assignee as such creditor in reduction of the Obligations, whether or not a Lease Default shall then exist.

      6. Warranties of the Assignor. The Assignor hereby warrants and represents that:

      (a) the Assignor is the sole holder of the landlord's interest in and under the Subleases and the Guaranties and has the right to sell, assign, transfer and set over the Subleases, the Guaranties and the Rents to the Assignee;

      (b) the Assignor has made no assignment (other than this Assignment) of any of the Assignor's rights in any of the Subleases, the Guaranties or the Rents;

      (c)   Intentionally Deleted;

      (d) except as set forth on Schedule 6(d) attached hereto and incorporated herein, all of the Subleases provide for Rents to be paid monthly in advance, all of the Rents due to date have been collected and no Rents have been collected more than one (1) month in advance;

      (e) to Assignor's knowledge, no Sublessee under any of the Subleases nor any guarantor under any of the Guaranties has any defense, setoff or counterclaim against the Assignor;

      (f) the Schedule of Subleases lists all of the Subleases, other than the Residence Agreements, currently in effect relating to all or any portion of the Leased Property and the Schedule of Guaranties attached hereto as EXHIBIT E and incorporated herein by reference lists all of the Guaranties currently in effect relating to all or any portion of the Leased Property and true and correct copies of such Subleases and Guaranties have been provided to the Assignee;

      (g) each of the Subleases and the Guaranties (including any amendments and modifications thereof) submitted by the Assignor to the Assignee constitutes the entire agreement between the parties thereto, and there are no agreements, amendments, modifications, undertakings, representations or warranties, either oral or written, which have not been submitted to the Assignee;

      (h) each of the Subleases and the Guaranties listed on EXHIBIT D and EXHIBIT E, respectively, is valid, in full force and effect, and enforceable in accordance with its terms;

      (i) neither the Assignor, nor any Sublessee has commenced any action or given or served any notice for the purpose of terminating any Sublease; and

      (j) except as set forth on Schedule 6(j) attached hereto and incorporated herein, no rental concession in the form of any period of free Rent or any other waiver, release, reduction, discount or other alteration of the Rents due or to become due has been granted to any Sublessee under the Subleases or any guarantor under the Guaranties for any period subsequent to the effective date of this Assignment.

      7. Covenants of the Assignor. The Assignor hereby covenants and agrees that the Assignor:

      (a) shall fulfill, perform and observe (or cause to be fulfilled, observed and performed), in all material respects, all of the duties, covenants and obligations of the landlord under the Subleases;

      (b) shall give prompt written notice to the Assignee of any default or claim of default by the Assignor or any Sublessee under any of the Subleases other than any of the Residence Agreements or by any guarantor under any of the Guaranties, along with a complete copy of any written notice of such default or claim of default;

      (c) shall enforce (in a manner satisfactory to the Assignee and short of termination of either the Subleases (excluding the Residence Agreements) or the Guaranties), the performance, in all material respects, by the Sublessees and the guarantors under the Guaranties of all of their duties, covenants and obligations under the Subleases and the Guaranties, as the case may be;

      (d) shall appear in and defend any action or proceeding arising under or in any manner connected with (i) any of the Subleases, (ii) the obligations and undertakings of the landlord or any Sublessee under the Subleases and (iii) the obligations and undertakings of the guarantors under the Guaranties;

      (e) shall not (i) alter, modify or amend, in any material respect any of the Subleases (excluding the Residence Agreements), (ii) replace, terminate or cancel any of the Subleases (excluding Residence Agreements) or any of the Guaranties, (iii) accept a surrender of any of the Subleases (excluding Residence Agreements) or (iv) waive any material term or condition of any of the Subleases (excluding Residence Agreements) or any of the Guaranties, without the prior written consent of the Assignee, in each instance, which consent may be withheld in the Assignee's sole and absolute discretion;

      (f) shall not (i) dispose or delegate any right to receive any of the Rents, (ii) collect nor accept any Rents more than one (1) month in advance of the time any such Rents becomes due without forthwith depositing the same with the Assignee or (iii) withdraw or disburse any such funds except for immediate application towards the Lease Obligations or the obligations of the Assignor under the Subleases;

      (g) shall not execute any future Subleases (excluding Residence Agreements), nor consent to the assignment of any Sublessee's interest under any of the Subleases (excluding Residence Agreements), nor consent to any further subletting thereunder, without the prior written consent of the Assignee, in each instance, which consent may be withheld in the Assignee's sole and absolute discretion;

      (h) shall not consent to the assignment of any guarantor's obligations under any of the Guaranties without prior written consent of the Assignee, in each instance, which consent may be withheld in the Assignee's sole and absolute discretion;

      (i) shall not execute any assignment of the landlord's interest under any of the Subleases, nor any assignment of the Rents or any interest therein and shall not suffer or permit any such assignment to occur by operation of law;

      (j) except as expressly provided in the Lease, shall not consent to the direct or indirect creation of any Lien upon or against all or any portion of the Leased Property or any Sublessee's interest therein;

      (k) shall not take any action which may cause or permit the estate of any of the Sublessees under the Subleases to merge with the Assignor's interest in all or any portion of the Leased Property;

      (l) shall not take any action (or allow any action to be taken either by the Assignor's agents or by any other Person, but only to the extent that such action may be prevented by the Assignor) that may impair, in any material respect, the security of the Subleases;

      (m) shall not commit or suffer any violation of law in connection with the Subleases; and

      (n) shall not allow the premises demised under any Sublease (excluding Residence Agreements) to be abandoned or vacated.

      8. Covenant of the Assignee. Upon the complete payment and performance of the Lease Obligations, provided, that no Related Party Default has occurred nor any event which, with the giving of notice and/or the passage of time, would constitute a Related Party Default, this Assignment shall be deemed terminated and released by the Assignee without further action and shall thereupon be of no further force or effect. The Assignor agrees that an affidavit, certificate, letter or statement of any officer, agent or attorney of the Assignee indicating that any part of the Obligations remains outstanding shall be deemed prima facie evidence of the validity, effectiveness and continuing force of this Assignment and any Person, including, without limitation, any Sublessee or any guarantor under any of the Guaranties may and is hereby authorized to rely thereon. Notwithstanding the foregoing, the recording with the applicable recording office of a duly authorized and executed notice or memorandum of termination of the Lease shall terminate this Assignment.

      9. Events of Default. Each of the following shall constitute an Event of Default hereunder:

      (a)   the occurrence of a Lease Default; and

      (b) if any representation or warranty by the Assignor contained in this Assignment proves to be false or misleading in any material respect.

      10. Remedies. Upon the occurrence of an Event of Default hereunder and at any time thereafter (without in any way waiving such Event of Default), at the Assignee's option and without notice or demand of any kind, and without regard to the adequacy of security for the complete payment and performance of the Obligations, the Assignee may exercise any or all of the following remedies, either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court:

      (a) terminate the Lease and/or exercise any or all of the other rights and remedies under the Lease and/or the other Lease Documents;

      (b) take physical possession of all or any portion of the Leased Property and of all books, records, documents and accounts relating to all or any portion of the Leased Property and the Assignor's business thereon, and, at the Assignor's sole cost and expense, hold, lease, manage, maintain and operate all or any portion of the Leased Property and the Assignor's business thereon (on such terms and for such period of time as the Assignee, in its sole and absolute discretion, may deem proper) without any interference whatsoever from the Assignor;

      (c) with or without taking possession of all or any portion of the Leased Property, terminate the Assignor's License, collect the Rents (including those past due and unpaid) and any other sums owing under any of the Subleases and Guaranties and, in the Assignee's sole and absolute discretion, apply such Rents to the payment of (i) all expenses of managing the Leased Property (or any portion thereof), including, without limitation, the salaries, fees and wages of a managing agent and such other employees as the Assignee, in its sole and absolute discretion, may deem necessary or desirable, and all expenses of operating and maintaining the Leased Property (or any portion thereof), including, without limitation, all taxes, charges, claims, assessments, water rents, sewer rents and any other liens, and premiums for all insurance which the Assignee, in its sole and absolute discretion, may deem necessary or desirable, and the cost of all alterations, renovations, repairs or replacements, and all expenses incident to taking and retaining possession of all or any portion of the Leased Property and (ii) the Obligations;

      (d) institute any legal or equitable action (in either the Assignor's or the Assignee's name) which the Assignee, in its sole and absolute discretion, deems desirable to collect any or all of the Rents;

      (e) perform any or all obligations of the Assignor under any of the Subleases or this Assignment and to take such actions as the Assignee deems appropriate to protect its security, including, without limitation:

            (1) appearing in any action or proceeding affecting any of the Subleases, any of the Guaranties or the Leased Property (or any portion thereof);

            (2) executing new Subleases, and modifying, terminating or cancelling any of the then existing Subleases or Guaranties, to the extent permitted by law;

            (3) collecting, modifying and compromising any Rents payable under the Subleases and the Guaranties, to the extent permitted by law; and

            (4) enforcing any of the Subleases and the Guaranties, including, if necessary, evicting any Sublessees, to the extent permitted by law; and

      (f) exercise any other rights and remedies permitted to the Assignee under applicable law.

      All costs and expenses reasonably incurred by the Assignee in connection with any actions taken pursuant to this Section, including, without limitation, attorneys' fees and expenses and court costs, shall be a demand obligation of the Assignor to the Assignee, and, to the extent permitted under applicable law, shall be added to the Obligations and shall be secured hereby as fully and effectively and with the same priority as every other obligation of the Assignor hereunder and, if not paid within ten (10) days after demand, shall thereafter, to the extent permitted by applicable law, bear interest at the Overdue Rate until the date of payment.

      The foregoing rights and remedies are in addition to all other rights and remedies afforded to the Assignee under any of the other Lease Documents or at law or in equity, by statute or otherwise, all of which are hereby reserved by the Assignee, and this Assignment is made and accepted without prejudice to any such rights and remedies. The exercise by the Assignee of any of the rights or remedies granted to it in this Assignment, including, without limitation, the collection of the Rents and the application thereof as herein provided, shall not be considered a waiver of any default hereunder or under any of the Lease Documents. All of the rights and remedies of the Assignee under the Lease Documents shall be separate and cumulative and may be exercised concurrently or successively in the Assignee's sole and absolute discretion. The exercise of any right or remedy by the Assignee hereunder shall not be considered to be a waiver of any of the Assignee's other rights or remedies hereunder or under any of the other Lease Documents; in particular, but without limitation, the Assignee's exercise of its rights to collect and receive Rents shall not preclude the Assignee from simultaneously or subsequently electing to take possession of the Leased Property (or any portion thereof), nor shall the Assignee's exercise of its rights or remedies with respect to any particular Sublease, any of the Guaranties or any portion of the Leased Property (which exercise shall be expressly permitted, at the Assignee's option) preclude the

Assignee from simultaneously or subsequently electing to exercise any of its rights or remedies with respect to any other Sublease, any of the Guaranties or any other portion of the Leased Property subject hereto. No failure or delay on the part of the Assignee to exercise any such right or remedy shall operate as a waiver thereof.

      The Assignor does hereby make, constitute and appoint the Assignee or any officer or agent designated by the Assignee, the Assignor's true and lawful attorney-in-fact, with power of substitution, at any time after a Lease Default, to

      (a) endorse the name of the Assignor upon any notes, checks, drafts, money orders, or other instruments of payment with respect to the Subleases and Guaranties and with respect to all Rents in connection therewith;

      (b) give such notice and directions, in writing or otherwise, to the United States Post Office as may be necessary to effect delivery to the Assignee or any of its designated agents of all mail addressed to the Assignor; and

      (c) take possession of all or any portion of the Leased Property, and to have, hold, manage, lease and operate the same, all to the extent permitted by applicable law; hereby granting unto the Assignor's said attorney full power to do any and all things necessary to be done in and about the Leased Property (or any portion thereof) as fully and effectually as the Assignor might or could do, and hereby ratifying all that said attorney shall do or cause to be done by virtue hereof.

      The power of attorney conferred on the Assignee pursuant to the provisions of this Section, being coupled with an interest, shall be irrevocable until all of the Obligations are fully paid and performed and shall not be affected by any disability or incapacity which the Assignor may suffer and shall survive the same. Such power of attorney is provided solely to protect the interests of the Assignee and shall not impose any duty on the Assignee to exercise any such power, and neither the Assignee nor such attorney-in-fact shall be liable for any act, omission, error in judgment or mistake of law, except as the same may result from its gross negligence or wilful misconduct.

      11. Application of Proceeds. Any amounts collected by the Assignee hereunder shall be applied by the Assignee, without marshalling of assets, towards the payment of the Obligations in such order as the Assignee shall determine in its sole and absolute discretion.

      12. No Liability. Nothing in this Assignment shall be construed to impose any obligation on or responsibility from the Assignor to the Assignee, nor from the Assignor to any Sublessee under any of the Subleases, any guarantor under any of the Guaranties or any other third party, for:

      (a) the control, care, management or repair of all or any portion of the Leased Property, unless expressly assumed, in writing, by the Assignee;

      (b) the performance of any of the landlord's obligations under any of the Subleases, unless expressly assumed, in writing, by the Assignee;

      (c) for any waste committed on the Leased Property (or any portion thereof);

      (d) for any dangerous or defective condition on or under the Leased Property (or any portion thereof);

      (e) the Assignee's failure to let all or any portion of the Leased Property after the occurrence of an Event of Default hereunder;

      (f) any act or omission of the Assignee in managing all or any portion of the Leased Property after an Event of Default hereunder; or

      (g) for any negligence in the management, upkeep, repair or control of all or any portion of the Leased Property resulting in loss or injury or death to any Sublessee, licensee, employee or other party.

      13. Indemnification. The Assignor shall and hereby agrees to indemnify and hold the Assignee harmless from and against all obligations, liabilities, losses, costs, claims, expenses, fines, penalties and damages (including, without limitation, attorneys' fees and expenses and court costs) which the Assignee may incur:

      (a) by reason of this Assignment including without limitation the exercise of any right or remedy hereunder;

      (b) in connection with any of the Subleases (including, without limitation, all claims and demands which may be asserted against the Assignee by reason of any alleged obligation or undertaking on its part to perform or discharge any of the terms, covenants or agreements contained in any Sublease); and

      (c)   with regard to all or any portion of the Leased Property;

provided, however, that the foregoing shall not be deemed to exculpate the Assignee from any liability resulting solely from the gross negligence or willful misconduct of the Assignee.

      The Assignor shall defend the Assignee against any claim or litigation involving the Assignee for the same, with counsel approved by the Assignee, and should the Assignee incur any such obligation, liability, loss, cost, expense, fine, penalty or damage, then the Assignor shall reimburse the Assignee for such amounts upon demand, and upon the failure of the Assignor so to do, the Assignee may, at its option, terminate the Lease and/or exercise any or all of the other rights and remedies under the Lease and/or the other Lease Documents. Notwithstanding anything to the contrary contained herein, the Assignee shall have the option of conducting its own defense with counsel of the Assignee's selection, but at the expense of the Assignor. The foregoing indemnification agreement shall also include all costs reasonably incurred by the Assignee in connection with the enforcement of said indemnification agreement.

      Any amounts owed to the Assignee under this Section shall be a demand obligation and, to the extent permitted by applicable law, shall be added to the Lease Obligations and shall be secured hereby as fully and effectively and with the same priority as every other obligation of the Assignor secured hereby and, if not paid within ten (10) days after demand, shall thereafter, to the extent permitted by applicable law, bear interest at the Overdue Rate until the date of payment. The provisions of this Section shall survive the complete payment and performance of the Obligations and the expiration or earlier termination of the Lease.

      14. General Provisions; Rules of Construction. The provisions set forth in Articles 22 and 23 and Sections 2.2, 16.8 through 16.10, 24.2 through 24.12 of the Lease are hereby incorporated herein by reference, mutatis, mutandis and shall be applicable to this Assignment as if set forth in full herein.

      15. State Law Provisions. This instrument secures payment and performance of all Obligations under the Lease (as the same may be modified, amended or supplemented from time to time). The maximum principal indebtedness (as provided by T.C.A. Section 67-4-409(b)) secured, in the aggregate, by this instrument and all other instruments now or hereafter filed or recorded to secure payment or performance of the Obligations is limited to $___________. There are no Tennessee Recording Taxes due hereunder, as this instrument continues to secure the Obligations set forth under the Existing Assignments of Subleases and Rents, the recording information of which is included at EXHIBIT C.

                [REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the Assignor has duly executed this Assignment as a sealed instrument as of the 14th day of March, 2002.



WITNESSES:                          ASSIGNOR:

                                    BALANCED CARE TENANT (MT), INC., a
/s/Susan J. Dawson                  Delaware corporation
Name: Susan J. Dawson

                                    By:/s/Robin L. Barber (SEAL)
                                    Name: Robin L. Barber
                                    Title: Vice President and
                                    Secretary

WITNESSES:                          ASSIGNEE:

                                    MEDITRUST ACQUISITION COMPANY II,
/s/Richard L. Pomroy                LLC, a Delaware limited liability company
Name: Richard L. Pomroy

/s/Brian J. McGrath                 By:/s/Michael F. Bushee   (SEAL)
Name: Brian J. McGrath              Name: Michael F. Bushee
                                    Title: Chief Operating Officer


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